Exhibit 99.1

WhiteHorse Finance, Inc. Announces Third Quarter 2022 Earnings Results and Declares Quarterly Distribution of $0.355 Per Share

NEW YORK, November 14, 2022 /PRNewswire/ -- WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the “Company”) (Nasdaq: WHF) today announced its financial results for the quarter ended September 30, 2022. In addition, the Company’s board of directors has declared a distribution of $0.355 per share with respect to the quarter ending December 31, 2022. The distribution will be payable on January 4, 2023 to stockholders of record as of December 21, 2022.

Third Quarter 2022 Summary Highlights

●Net Asset Value of $343.0 million, or $14.76 per share
●Investment portfolio(1) totaling $764.6 million
●STRS JV investment portfolio totaling $280.9 million
●Gross investment deployments(2) of $39.5 million for the third quarter, including new originations of $26.1 million and $13.4 million of fundings for add-ons to existing investments
●Net investment income of $9.8 million, or $0.420 per share
●Core net investment income of $8.6 million, or $0.372 per share(3)
●Third quarter distribution of $0.355 per share

Stuart Aronson, WhiteHorse Finance’s Chief Executive Officer, commented, “A rising interest rate environment positively impacted our results this past quarter as nearly 100% of our debt portfolio is comprised of floating rate investments. We believe, given the modest leverage levels that we underwrite our loans to, that the majority of our portfolio companies will be able to service our debt in a rising interest rate environment. Additionally, our portfolio remains overwhelmingly represented by non-cyclical or light cyclical borrowers. Despite continued economic headwinds, WhiteHorse ended the quarter with no investments on non-accrual status, and the portfolio is holding up very well. While our pipeline for future deal flow is at record levels, due in part to our differentiated three-tiered sourcing approach and relationship with the leading H.I.G. platform, we have always employed a cautious approach based on an extreme downside scenario and are keeping a careful eye on the market backdrop, especially in the consumer sector. Given the broad reset in credit pricing, we believe that WhiteHorse will be able to selectively take advantage of market conditions and redeploy capital from repayments into higher yielding investments. Combined with portfolio growth and the performance of the STRS JV, this should ultimately lead to earnings accretion and greater coverage of our dividend.”

Portfolio and Investment Activity

As of September 30, 2022, the fair value of WhiteHorse Finance’s investment portfolio was $764.6 million, compared with $766.5 million as of June 30, 2022. The portfolio as of September 30, 2022 consisted of 107 positions across 68 companies with a weighted average effective yield of 11.4% on income-producing debt investments. The average debt investment size (excluding investments in STRS JV (as defined below)) was $7.7 million with the overall portfolio comprised of approximately 80.6% first lien secured loans, 2.7% second lien secured loans, 3.4% equity and 13.3% in investments in STRS JV. Almost all loans were variable rate investments (primarily indexed to the London Interbank Offered Rate or Secured Overnight Financing Rate) with fixed rate securities representing only 0.4% of loans at fair value. Nearly all performing floating rate investments have interest rate floors.

During the three months ended September 30, 2022, WhiteHorse Finance made investments in three new portfolio companies for a total of $26.1 million, added a total of $13.4 million to existing portfolio companies, and made net fundings of $0.6 million to revolver loans. Proceeds from sales and repayments totaled approximately $36.3 million for the three months ended September 30, 2022, driven by three full realizations in Mills Fleet Farm Group, LLC, Nelson Worldwide, LLC, and Maxitransfers Blocker Corp.

WHF STRS Ohio Senior Loan Fund LLC

As of September 30, 2022, STRS JV’s portfolio totaled $280.9 million, consisted of 28 portfolio companies and had a weighted average effective yield of 10.1% on its portfolio.

Results of Operations

For the three months ended September 30, 2022, the Company’s net investment income was approximately $9.8 million, compared with approximately $7.6 million for the same period in the prior year, representing an increase of approximately 28.9%. The increase in net investment income for the year-over-year period was primarily attributable to higher investment income from interest income and STRS JV due to larger portfolio sizes in both the Company and STRS JV, an increase in base rates and lower incentive fee expense. The lower incentive fee expense was due to a reversal of capital gains incentive fee component as a result of $5.9 million in net realized and unrealized losses recorded in the current quarter. This was partially offset by higher interest expense incurred due to higher leverage balances, higher base rates and lower accretion income and nonrecurring fee income recognized due to less repayment activities as compared to the same period in the prior year. For the three months ended September 30, 2022, the Company’s investment in STRS JV generated an annualized, gross investment yield of approximately 14.0%.

For the three months ended September 30, 2022, core net investment income(3) was $8.6 million, or $0.372 per share, compared with $7.8 million, or $0.372 per share for the same period in the prior year.

For the three months ended September 30, 2022, WhiteHorse Finance reported a net realized and unrealized loss on investments and foreign currency transactions of $5.9 million. This compares with a net realized and unrealized gain on investments and foreign currency transactions of $0.6 million for the three months ended September 30, 2021. The decrease for the year-over-year period was primarily attributable to markdowns on the portfolio in the current quarter.

WhiteHorse Finance reported a net increase in net assets resulting from operations of approximately $3.8 million for the three months ended September 30, 2022, which compares with a net increase of $8.3 million the three months ended September 30, 2021.

WhiteHorse Finance’s net asset value was $343.0 million, or $14.76 per share, as of September 30, 2022, compared with $347.4 million, or $14.95 per share, as of June 30, 2022.

Liquidity and Capital Resources

As of September 30, 2022, WhiteHorse Finance had cash and cash equivalents of $19.3 million, compared with $18.6 million as of June 30, 2022, inclusive of restricted cash. As of September 30, 2022, the Company also had $88.9 million of undrawn capacity under its revolving credit facility.

Distributions

The Company's Board of Directors has declared a distribution of $0.355 per share with respect to the quarter ending December 31, 2022. The distribution will be payable on January 4, 2023 to stockholders of record as of December 21, 2022. In addition, previously on October 14, 2022, the Company declared a special distribution of $0.05 per share, which will be payable on December 9, 2022 to stockholders of record as of October 31, 2022.

On August 10, 2022, the Company declared a distribution of $0.355 per share for the quarter ended September 30, 2022, consistent with distributions declared for the fortieth consecutive quarter since the Company’s initial public offering. The distribution was paid on October 4, 2022 to stockholders of record as of September 20, 2022.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company’s periodic reports filed with the Securities and Exchange Commission.

Conference Call

WhiteHorse Finance will host a conference call to discuss its third quarter results for the period ended September 30, 2022 at 1:00 p.m. ET on Monday, November 14, 2022. To access the teleconference, please dial 800-225-9448 (domestic and international) approximately 10 minutes before the teleconference’s scheduled start time and reference Conference ID #WHFQ322. Investors may also access the call on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through November 21, 2022. The teleconference replay can be accessed by dialing 800-723-0532 (domestic and international). A webcast replay will also be available on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance is a business development company that originates and invests in loans to privately held, lower middle market companies across a broad range of industries. The Company’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, LLC, (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with over $50 billion of capital under management(4) across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

(1) Includes investments in WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), an unconsolidated joint venture, totaling $102.1 million, at fair value.

(2) Excludes investments made in STRS JV.

(3) “Core net investment income” is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company’s financial performance excluding (i) the net impact of costs associated with the refinancing of the Company’s indebtedness, (ii) the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and (iii) excise and other income taxes related to such net realized gains and losses (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, are set forth in Schedule 1 hereto.

(4) Based on total capital commitments managed by H.I.G. Capital and affiliates.

SCHEDULE 1

As a supplement to GAAP financial measures, the Company has provided information relating to core net investment income, which is a non-GAAP measure. This measure is provided in addition to, but not as a substitute for, net investment income determined in accordance with GAAP. The Company’s non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Core net investment income represents net investment income adjusted to exclude the net impact of costs associated with the refinancing of the Company’s indebtedness, the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and excise or other income taxes related to such net realized gains and losses (net of incentive fees). There were no excise or other income taxes related to net realized gains and losses nor did the Company incur any costs with refinancing any of its indebtedness for the quarters ended September 30, 2022 and September 30, 2021.

The following table provides a reconciliation of net investment income to core net investment income for the three months ended September 30, 2022 and September 30, 2021 (in thousands, except per share data):

	September 30, 2022		September 30, 2021
	Amount	Per Share	Amount	Per Share
		Amounts		Amounts
Net investment income	$9,768	$0.420	$7,639	$0.366
Net impact of costs associated with refinancing of indebtedness	-	-	-	-
Accrual for capital gains incentive fee	(1,132)	(0.048)	127	0.006
Net impact of excise tax expense related to net realized gains and losses	-	-	-	-
Core net investment income	$8,636	$0.372	$7,766	$0.372

WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

	September 30, 2022	December 31, 2021
	(Unaudited)
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$650,585	$736,727
Non-controlled affiliate company investments	11,903	6,874
Controlled affiliate company investments	102,066	75,607
Total investments, at fair value (amortized cost $773,406 and $831,960, respectively)	764,554	819,208
Cash and cash equivalents	9,855	12,185
Restricted cash and cash equivalents	9,445	9,814
Restricted foreign currency (cost of $28 and $464, respectively)	17	469
Interest and dividend receivable	7,853	7,521
Amounts receivable on unsettled investment transactions	3,288	—
Escrow receivable	711	515
Prepaid expenses and other receivables	925	1,307
Unrealized appreciation on foreign currency forward contracts	10	—
Total assets	$796,658	$851,019

Liabilities
Debt	$430,992	$475,958
Distributions payable	8,251	8,222
Management fees payable	3,881	3,766
Incentive fees payable	4,335	7,958
Amounts payable on unsettled investment transactions	331	—
Interest payable	3,772	2,087
Accounts payable and accrued expenses	1,526	2,438
Advances received from unfunded credit facilities	551	839
Total liabilities	453,639	501,268

Commitments and contingencies

Net assets
Common stock, 23,243,088 and 23,162,667 shares issued and outstanding, par value $0.001 per share, respectively, and 100,000,000 shares authorized	23	23
Paid-in capital in excess of par	340,264	339,161
Accumulated earnings	2,732	10,567
Total net assets	343,019	349,751
Total liabilities and total net assets	$796,658	$851,019
Number of shares outstanding	23,243,088	23,162,667
Net asset value per share	$14.76	$15.10

WhiteHorse Finance, Inc.

Consolidated Statements of Operations (Unaudited)

(in thousands, except share and per share data)

	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Investment income
From non-controlled/non-affiliate company investments
Interest income	$17,121	$15,199	$49,890	$44,159
Fee income	423	1,224	1,564	2,344
Dividend income	100	35	268	144
From non-controlled affiliate company investments
Interest income	95	—	228	—
Dividend income	21	76	261	1,042
From controlled affiliate company investments
Interest income	1,753	905	4,339	2,362
Dividend income	2,045	939	5,042	3,638
Total investment income	21,558	18,378	61,592	53,689
Expenses
Interest expense	5,632	3,842	15,351	11,456
Base management fees	3,881	3,508	11,741	10,209
Performance-based incentive fees	1,027	2,069	4,291	6,739
Administrative service fees	171	171	512	512
General and administrative expenses	884	896	2,919	2,592
Total expenses	11,595	10,486	34,814	31,508
Net investment income before excise tax	9,963	7,892	26,778	22,181
Excise tax	195	253	594	845
Net investment income after excise tax	9,768	7,639	26,184	21,336

Realized and unrealized gains (losses) on investments and foreign currency transactions
Net realized gains (losses)
Non-controlled/non-affiliate company investments	236	109	(17,262)	7,714
Non-controlled affiliate company investments	—	—	1,725	—
Foreign currency transactions	(6)	(206)	(348)	(209)
Foreign currency forward contracts	—	1	(8)	(3)
Net realized gains (losses)	230	(96)	(15,893)	7,502
Net change in unrealized appreciation (depreciation)
Non-controlled/non-affiliate company investments	(7,275)	(1,370)	5,296	(3,937)
Non-controlled affiliate company investments	(389)	792	(2,596)	1,112
Controlled affiliate company investments	(212)	860	1,459	591
Translation of assets and liabilities in foreign currencies	1,713	263	2,441	161
Foreign currency forward contracts	10	187	10	186
Net change in unrealized appreciation (depreciation)	(6,153)	732	6,610	(1,887)
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(5,923)	636	(9,283)	5,615
Net increase in net assets resulting from operations	$3,845	$8,275	$16,901	$26,951

Per Common Share Data
Basic and diluted earnings per common share	$0.17	$0.40	$0.73	$1.30
Dividends and distributions declared per common share	$0.36	$0.36	$1.07	$1.07
Basic and diluted weighted average common shares outstanding	23,243,088	20,851,435	23,224,990	20,677,545

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

September 30, 2022

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
North America
Debt Investments
Air Freight & Logistics
Access USA Shipping, LLC (d/b/a MyUS.com)	First Lien Secured Term Loan	1.50%	L+ 8.00%	11.12%	02/08/19	02/08/24	4,718	$4,699	$4,718	1.38%
Motivational Marketing, LLC (d/b/a Motivational Fulfillment)	First Lien Secured Term Loan	1.00%	L+ 6.25%	9.07%	07/12/21	07/12/26	11,124	10,956	10,744	3.13
Motivational Marketing, LLC (d/b/a Motivational Fulfillment)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.25%	9.07%	07/12/21	07/12/26	—	—	(22)	(0.01)
								15,655	15,440	4.50
Alternative Carriers
Patagonia Holdco LLC (d/b/a Lumen LATAM)	First Lien Secured Term Loan	0.50%	SF+ 5.75%	8.39%	08/05/22	08/01/29	14,625	12,040	11,993	3.50
								12,040	11,993	3.50
Application Software
Atlas Purchaser, Inc. (d/b/a Aspect Software)	First Lien Secured Term Loan	0.75%	L+ 5.25%	8.68%	08/29/22	05/08/28	3,105	2,595	2,562	0.74
Atlas Purchaser, Inc. (d/b/a Aspect Software)	Second Lien Secured Term Loan	0.75%	L+ 9.00%	11.19%	05/03/21	05/07/29	15,000	14,628	12,197	3.55
Naviga Inc. (f/k/a Newscycle Solutions, Inc.)	First Lien Secured Term Loan	1.00%	L+ 7.00%	10.67%	06/14/19	12/29/22	3,189	3,184	3,125	0.91
Naviga Inc. (f/k/a Newscycle Solutions, Inc.)(7)(12)	First Lien Secured Revolving Loan	1.00%	Base rate+ 6.92%	10.28%	06/14/19	12/29/22	267	267	261	0.08
								20,674	18,145	5.28
Asset Management & Custody Banks
JZ Capital Partners Ltd.(4)(5)	First Lien Secured Term Loan	1.00%	L+ 7.00%	9.77%	01/26/22	01/26/27	10,286	10,108	10,147	2.96
JZ Capital Partners Ltd.(4)(5)(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.00%	9.77%	01/26/22	01/26/27	—	—	22	0.01
								10,108	10,169	2.97
Automotive Retail
Team Car Care Holdings, LLC (Heartland Auto)(12)	First Lien Secured Term Loan	1.00%	Base rate+ 7.98%	10.39%	02/16/18	06/28/24	14,594	14,532	14,594	4.25
								14,532	14,594	4.25
Broadcasting
Coastal Television Broadcasting Group LLC	First Lien Secured Term Loan	1.00%	SF+ 6.50%	9.48%	12/30/21	12/30/26	8,191	8,052	7,946	2.32
Coastal Television Broadcasting Group LLC(7)	First Lien Secured Revolving Loan	1.00%	SF+ 6.50%	9.48%	12/30/21	12/30/26	—	—	(4)	—
								8,052	7,942	2.32
Building Products
PFB Holdco, Inc. (d/b/a PFB Corporation)(13)	First Lien Secured Term Loan	1.00%	C+ 6.00%	8.71%	12/17/21	12/17/26	8,959	6,889	6,382	1.85
PFB Holdco, Inc. (d/b/a PFB Corporation)(7)(13)	First Lien Secured Revolving Loan	1.00%	C+ 6.00%	8.71%	12/17/21	12/17/26	—	—	2	—
PFB Holdco, Inc. (d/b/a PFB Corporation)	First Lien Secured Term Loan	1.00%	L+ 6.00%	8.28%	12/17/21	12/17/26	2,182	2,144	2,154	0.63
PFB Holdco, Inc. (d/b/a PFB Corporation)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.00%	8.28%	12/17/21	12/17/26	—	—	1	—
Trimlite Buyer LLC (d/b/a Trimlite LLC)(5)(13)	First Lien Secured Term Loan	1.00%	C+ 6.50%	10.67%	07/27/21	07/27/26	22,544	17,681	16,175	4.72
								26,714	24,714	7.20
Cable & Satellite
Bulk Midco, LLC(15)(23)	First Lien Secured Term Loan	1.00%	P+ 5.25%	11.50%	06/08/18	06/08/23	14,922	14,891	14,323	4.18
								14,891	14,323	4.18
Commodity Chemicals
Flexitallic Group SAS	First Lien Secured Term Loan	1.00%	SF+ 7.50%	11.20% (10.70% Cash + 0.50% PIK)	10/28/19	10/29/26	16,371	15,777	16,003	4.67
								15,777	16,003	4.67
Construction Materials
Claridge Products and Equipment, LLC	First Lien Secured Term Loan	1.00%	L+ 6.50%	10.17%	12/30/20	12/29/25	7,582	7,484	7,280	2.11
Claridge Products and Equipment, LLC(7)(12)	First Lien Secured Revolving Loan	1.00%	Base rate+ 5.72%	11.84%	12/30/20	12/29/25	926	918	888	0.26
								8,402	8,168	2.37
Data Processing & Outsourced Services
Escalon Services Inc.	First Lien Secured Term Loan	1.00%	L+ 10.31%	13.22% (11.72% Cash + 1.50% PIK)	12/04/20	12/04/25	17,278	16,599	17,797	5.19
Future Payment Technologies, L.P.	First Lien Secured Term Loan	1.00%	L+ 8.25%	10.81%	12/23/16	06/07/24	23,222	23,074	23,222	6.77
								39,673	41,019	11.96

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

September 30, 2022

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Distributors
Crown Brands LLC	First Lien Secured Term Loan	1.00%	SF+ 10.00%	12.95%	04/22/22	12/09/25	357	$357	$344	0.10%
Crown Brands LLC(19)	Second Lien Secured Term Loan	1.50%	L+ 10.50%	13.62%	12/15/20	01/08/26	4,386	4,318	2,851	0.83
Crown Brands LLC(19)	Second Lien Secured Delayed Draw Loan	1.50%	L+ 10.50%	13.74%	12/15/20	01/08/26	651	651	423	0.12
								5,326	3,618	1.05
Diversified Chemicals
Manchester Acquisition Sub LLC (d/b/a Draslovka Holding AS)	First Lien Secured Term Loan	0.75%	SF+ 5.75%	8.85%	11/16/21	11/16/26	7,940	7,575	7,246	2.11
Sklar Holdings, Inc. (d/b/a Starco)	First Lien Secured Term Loan	1.00%	L+ 9.75%	10.75% (8.75% Cash + 2.00% PIK)	11/13/19	05/13/23	7,353	7,292	6,695	1.95
								14,867	13,941	4.06
Diversified Support Services
NNA Services, LLC	First Lien Secured Term Loan	1.00%	L+ 6.75%	10.42%	08/27/21	08/27/26	11,375	11,264	11,165	3.25
								11,264	11,165	3.25
Education Services
EducationDynamics, LLC	First Lien Secured Term Loan	1.00%	L+ 7.00%	10.05% (9.55% Cash + 0.50% PIK)	09/15/21	09/15/26	13,119	12,912	12,887	3.75
EducationDynamics, LLC(4)(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.00%	10.05% (9.55% Cash + 0.50% PIK)	09/15/21	09/15/26	—	—	(3)	—
EducationDynamics, LLC(7)	First Lien Secured Revolving Loan	1.00%	P+ 5.50%	11.75%	09/15/21	09/15/26	240	236	234	0.07
EducationDynamics, LLC(4)	Subordinated Unsecured Term Loan	N/A	4.00%	4.00%	09/15/21	03/15/27	167	167	167	0.05
								13,315	13,285	3.87
Electric Utilities
CleanChoice Energy, Inc. (d/b/a CleanChoice)	First Lien Secured Term Loan	1.00%	L+ 7.25%	9.76%	10/12/21	10/12/26	10,500	10,331	10,408	3.03
								10,331	10,408	3.03
Environmental & Facilities Services
Industrial Specialty Services USA LLC	First Lien Secured Term Loan	1.00%	L+ 6.25%	9.92%	12/31/21	12/31/26	11,917	11,715	11,612	3.39
Industrial Specialty Services USA LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.25%	9.18%	12/31/21	12/31/26	886	871	861	0.25
Solar Holdings Bidco Limited(5)(23)	First Lien Secured Term Loan	0.50%	SF+ 6.75%	9.74%	09/30/22	09/28/29	2,783	2,706	2,706	0.79
Solar Holdings Bidco Limited(5)(13)(23)	First Lien Secured Term Loan	0.50%	C+ 6.75%	10.92%	09/30/22	09/28/29	3,839	2,726	2,704	0.79
Solar Holdings Bidco Limited(5)(23)(24)	First Lien Secured Term Loan	0.00%	S+ 6.75%	8.94%	09/30/22	09/28/29	169	182	184	0.05
Solar Holdings Bidco Limited(5)(23)	First Lien Secured Delayed Draw Loan	0.50%	SF+ 6.75%	9.74%	09/30/22	09/28/29	53	51	51	0.01
Solar Holdings Bidco Limited(5)(7)(23)(24)(25)	First Lien Secured Delayed Draw Loan	0.50%	SF+ 6.75%	9.74%	09/30/22	09/28/29	—	—	(10)	—
								18,251	18,108	5.28
Health Care Facilities
Bridgepoint Healthcare, LLC	First Lien Secured Term Loan	1.00%	L+ 7.75%	10.51%	10/05/21	10/05/26	10,562	10,392	10,337	3.01
Bridgepoint Healthcare, LLC(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.75%	10.51%	10/05/21	10/05/26	—	—	(11)	—
Bridgepoint Healthcare, LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 7.75%	10.51%	10/05/21	10/05/26	—	—	(8)	—
								10,392	10,318	3.01
Health Care Services
CHS Therapy, LLC	First Lien Secured Term Loan A	1.50%	L+ 9.00%	12.67% (12.17% Cash + 0.50% PIK)	06/14/19	06/14/24	7,125	7,079	7,125	2.08
CHS Therapy, LLC	First Lien Secured Term Loan C	1.50%	L+ 9.00%	12.67% (12.17% Cash + 0.50% PIK)	10/07/20	06/14/24	877	869	877	0.26
Lab Logistics, LLC	First Lien Secured Term Loan	1.00%	SF+ 7.25%	10.16%	10/16/19	09/25/23	5,501	5,446	5,495	1.60
Lab Logistics, LLC	First Lien Secured Delayed Draw Loan	1.00%	SF+ 7.25%	10.20%	10/16/19	09/25/23	5,144	5,135	5,144	1.50
PG Dental New Jersey Parent, LLC	First Lien Secured Term Loan	1.00%	L+ 9.75%	12.57% (11.07% Cash + 1.50% PIK)	11/25/20	11/25/25	14,845	14,640	13,807	4.03
PG Dental New Jersey Parent, LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 9.75%	12.57% (11.07% Cash + 1.50% PIK)	11/25/20	11/25/25	352	347	308	0.09
								33,516	32,756	9.56

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

September 30, 2022

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Health Care Supplies
ABB/Con-cise Optical Group LLC (d/b/a ABB Optical Group, LLC)	First Lien Secured Term Loan	0.75%	L+ 7.50%	10.46%	02/23/22	02/23/28	21,627	$21,141	$21,281	6.20%
ABB/Con-cise Optical Group LLC (d/b/a ABB Optical Group, LLC)(7)(12)	First Lien Secured Revolving Loan	0.75%	Base rate+ 6.51%	12.72%	02/23/22	02/23/28	2,106	2,058	2,073	0.60
								23,199	23,354	6.80
Heavy Electrical Equipment
PPS CR Acquisition, Inc. (d/b/a Power Plant Services)	First Lien Secured Term Loan	1.00%	L+ 6.25%	9.92%	06/25/21	06/25/26	14,166	13,942	13,835	4.03
PPS CR Acquisition, Inc. (d/b/a Power Plant Services)(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 6.25%	9.92%	07/11/22	06/25/26	—	—	(1)	—
PPS CR Acquisition, Inc. (d/b/a Power Plant Services)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.25%	9.92%	06/25/21	06/25/24	104	103	63	0.02
								14,045	13,897	4.05
Home Furnishings
Sleep OpCo LLC (d/b/a Brooklyn Bedding LLC)	First Lien Secured Term Loan	1.00%	L+ 6.50%	8.92%	10/12/21	10/12/26	20,895	20,555	20,630	6.01
Sleep OpCo LLC (d/b/a Brooklyn Bedding LLC)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.50%	8.92%	10/12/21	10/12/26	—	—	10	—
Hollander Intermediate LLC (d/b/a Hollander Sleep Products, LLC)	First Lien Secured Term Loan	2.00%	SF+ 8.75%	11.79%	09/19/22	09/21/26	4,891	4,849	4,671	1.36
								25,404	25,311	7.37
Household Appliances
Token Buyer, Inc. (d/b/a Therm-O-Disc, Inc.)	First Lien Secured Term Loan	0.50%	SF+ 6.00%	9.70%	05/26/22	05/31/29	6,540	6,040	6,003	1.75
								6,040	6,003	1.75
Household Products
The Kyjen Company, LLC (d/b/a Outward Hound)	First Lien Secured Term Loan	1.00%	SF+ 7.00%	10.31% (9.81% Cash + 0.50% PIK)	04/05/21	04/05/26	11,347	11,228	10,782	3.14
The Kyjen Company, LLC (d/b/a Outward Hound)(7)	First Lien Secured Revolving Loan	1.00%	SF+ 7.00%	9.88% (9.38% Cash + 0.50% PIK)	04/05/21	04/05/26	676	669	632	0.18
								11,897	11,414	3.32
Industrial Machinery
Project Castle, Inc. (d/b/a Material Handling Systems, Inc.)	First Lien Secured Term Loan	0.50%	SF+ 5.50%	9.05%	06/09/22	06/01/29	8,376	7,521	7,541	2.20
								7,521	7,541	2.20
Interactive Media & Services
MSI Information Services, Inc.	First Lien Secured Term Loan	1.00%	SF+ 7.75%	10.88%	04/25/22	04/24/26	7,851	7,711	7,647	2.23
MSI Information Services, Inc.(7)	First Lien Secured Revolving Loan	1.00%	P+ 6.75%	13.00%	04/25/22	04/24/26	300	295	286	0.08
								8,006	7,933	2.31
Internet & Direct Marketing Retail
BBQ Buyer, LLC (d/b/a BBQ Guys)	First Lien Secured Term Loan	1.50%	L+ 10.00%	13.12% (11.12% Cash + 2.00% PIK)	08/28/20	08/28/25	12,719	12,533	12,616	3.68
BBQ Buyer, LLC (d/b/a BBQ Guys)	First Lien Secured Delayed Draw Loan	1.50%	L+ 10.00%	13.12% (11.12% Cash + 2.00% PIK)	04/29/22	08/28/25	2,593	2,553	2,559	0.75
Luxury Brand Holdings, Inc. (d/b/a Ross-Simons, Inc.)	First Lien Secured Term Loan	1.00%	L+ 6.50%	9.31%	12/04/20	06/04/26	5,895	5,816	5,854	1.71
Potpourri Group, Inc.	First Lien Secured Term Loan	1.50%	L+ 8.25%	9.75%	07/03/19	07/03/24	16,513	16,383	16,513	4.81
								37,285	37,542	10.95
Investment Banking & Brokerage
JVMC Holdings Corp. (fka RJO Holdings Corp)	First Lien Secured Term Loan	1.00%	L+ 6.50%	9.62%	02/28/19	02/28/24	12,077	12,043	12,077	3.52
								12,043	12,077	3.52
IT Consulting & Other Services
ATSG, Inc.	First Lien Secured Term Loan	1.00%	L+ 6.50%	9.42%	11/12/21	11/12/26	13,877	13,649	13,653	3.98
								13,649	13,653	3.98

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

September 30, 2022

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Leisure Facilities
Honors Holdings, LLC (d/b/a Orange Theory)(16)(23)	First Lien Secured Term Loan	1.00%	L+ 7.56%	10.73% (10.23% Cash + 0.50% PIK)	09/06/19	09/06/24	9,440	$9,337	$9,346	2.72%
Honors Holdings, LLC (d/b/a Orange Theory)(16)(23)	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.46%	10.80% (10.30% Cash + 0.50% PIK)	09/06/19	09/06/24	4,649	4,618	4,603	1.34
Lift Brands, Inc. (d/b/a Snap Fitness)	First Lien Secured Term Loan A	1.00%	L+ 7.50%	10.62%	06/29/20	06/29/25	5,588	5,541	5,533	1.61
Lift Brands, Inc. (d/b/a Snap Fitness)	First Lien Secured Term Loan B	N/A	9.50%	9.50% (0.00% Cash + 9.50% PIK)	06/29/20	06/29/25	1,330	1,314	1,302	0.38
Snap Fitness Holdings, Inc. (d/b/a Lift Brands, Inc.)(9)	First Lien Secured Term Loan C	N/A	9.50%	9.50% (0.00% Cash + 9.50% PIK)	06/29/20	NA	1,268	1,265	1,084	0.32
								22,075	21,868	6.37
Leisure Products
Playmonster Group LLC(6)(20)(21)	First Lien Secured Term Loan	1.00%	L+ 8.00%	10.78% (2.78% Cash + 8.00% PIK)	01/24/22	06/08/26	3,565	3,565	3,509	1.02
								3,565	3,509	1.02
Life Sciences Tools & Services
LSCS Holdings, Inc. (d/b/a Eversana Life Science Services, LLC)	Second Lien Secured Term Loan	0.50%	L+ 8.00%	11.67%	11/23/21	12/16/29	5,000	4,932	4,912	1.43
								4,932	4,912	1.43
Office Services & Supplies
American Crafts, LC	First Lien Secured Term Loan	1.00%	L+ 8.50%	11.62%	05/28/21	05/28/26	8,139	8,050	7,114	2.07
American Crafts, LC	First Lien Secured Delayed Draw Loan	1.00%	L+ 8.50%	11.62%	01/25/22	05/28/26	1,367	1,344	1,195	0.35
Empire Office, Inc.	First Lien Secured Term Loan	1.50%	L+ 6.50%	9.62%	04/12/19	04/12/24	12,019	11,923	11,910	3.47
Empire Office, Inc.(4)	First Lien Secured Delayed Draw Loan	1.50%	L+ 6.50%	9.62%	08/17/21	04/12/24	4,864	4,792	4,820	1.41
								26,109	25,039	7.30
Packaged Foods & Meats
Lenny & Larry's, LLC(17)(23)	First Lien Secured Term Loan	1.00%	L+ 8.92%	11.74% (10.03% Cash + 1.71% PIK)	05/15/18	05/15/23	11,201	11,175	10,922	3.19
								11,175	10,922	3.19
Paper Packaging
Max Solutions Inc.	First Lien Secured Term Loan	1.00%	SF+ 6.50%	10.21%	09/29/22	09/29/28	8,264	8,099	8,099	2.35
Max Solutions Inc.(7)	First Lien Secured Delayed Draw Loan	1.00%	SF+ 6.50%	10.21%	09/29/22	09/29/28	—	—	—	—
Max Solutions Inc.(7)(13)	First Lien Secured Revolving Loan	1.00%	C+ 6.50%	10.21%	09/29/22	09/29/28	—	—	—	—
Max Solutions Inc.(7)	First Lien Secured Revolving Loan	1.00%	SF+ 6.50%	10.21%	09/29/22	09/29/28	—	—	—	—
								8,099	8,099	2.35
Personal Products
Inspired Beauty Brands, Inc.	First Lien Secured Term Loan	1.00%	L+ 7.00%	9.91%	12/30/20	12/30/25	11,804	11,650	11,509	3.36
Inspired Beauty Brands, Inc.(7)	First Lien Secured Revolving Loan	1.00%	L+ 7.00%	9.91%	12/30/20	12/30/25	—	—	(6)	—
Sunless, Inc.	First Lien Secured Term Loan	1.00%	L+ 6.50%	10.17%	06/30/22	08/13/25	2,092	2,053	2,063	0.60
								13,703	13,566	3.96
Research & Consulting Services
Aeyon LLC(23)	First Lien Secured Term Loan	1.00%	SF+ 8.88%	11.62%	02/10/22	02/10/27	8,933	8,777	8,858	2.58
ALM Media, LLC	First Lien Secured Term Loan	1.00%	L+ 6.50%	9.31%	11/25/19	11/25/24	13,584	13,467	13,458	3.92
								22,244	22,316	6.50

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

September 30, 2022

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Specialized Consumer Services
Camp Facility Services Holdings, LLC (d/b/a Camp Construction Services, Inc.)	First Lien Secured Term Loan	1.00%	L+ 6.50%	9.55%	11/16/21	11/16/27	11,830	$11,628	$11,558	3.37%
Camp Facility Services Holdings, LLC (d/b/a Camp Construction Services, Inc.)(4)(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 6.50%	9.55%	11/16/21	11/16/27	—	—	(24)	(0.01)
HC Salon Holdings, Inc. (d/b/a Hair Cuttery)	First Lien Secured Term Loan	1.00%	L+ 8.00%	11.67%	09/30/21	09/30/26	11,550	11,365	11,550	3.37
HC Salon Holdings, Inc. (d/b/a Hair Cuttery)(7)	First Lien Secured Revolving Loan	1.00%	L+ 8.00%	11.67%	09/30/21	09/30/26	—	—	11	—
True Blue Car Wash, LLC(23)	First Lien Secured Term Loan	1.00%	SF+ 6.88%	10.01%	10/17/19	10/17/24	9,969	9,876	9,898	2.89
True Blue Car Wash, LLC(7)(23)	First Lien Secured Delayed Draw Loan	1.00%	SF+ 6.50%	9.55%	10/17/19	10/17/24	4,186	4,124	4,103	1.20
								36,993	37,096	10.82
Specialized Finance
WHF STRS Ohio Senior Loan Fund LLC(4)(5)(9)(14)	Subordinated Note	N/A	L+ 6.50%	9.13%	07/19/19	N/A	80,000	80,000	80,000	23.32
								80,000	80,000	23.32
Systems Software
Arcstor Midco, LLC (d/b/a Arcserve (USA), LLC	First Lien Secured Term Loan	1.00%	L+ 7.00%	10.67%	03/16/21	03/16/27	19,256	18,970	17,525	5.11
								18,970	17,525	5.11
Technology Hardware, Storage & Peripherals
Telestream Holdings Corporation	First Lien Secured Term Loan	1.00%	SF+ 9.25%	12.11%	10/15/20	10/15/25	15,886	15,570	15,874	4.63
Telestream Holdings Corporation(7)	First Lien Secured Revolving Loan	1.00%	SF+ 9.25%	12.30%	10/15/20	10/15/25	927	909	935	0.27
Telestream Holdings Corporation(7)	First Lien Secured Delayed Draw Loan	1.00%	SF+ 9.25%	12.30%	05/12/22	10/15/25	—	—	—	—
								16,479	16,809	4.90

Total Debt Investments								$727,213	$716,495	208.83%

Equity Investments(22)
Advertising
Avision Holdings, LLC (d/b/a Avision Sales Group)(4)	Class A LLC Interests	N/A	N/A	N/A	12/15/21	N/A	201	$251	$219	0.06%
								251	219	0.06
Air Freight & Logistics
Motivational CIV, LLC (d/b/a Motivational Fulfillment)(4)	Class B Units	N/A	N/A	N/A	07/12/21	N/A	1,250	1,250	606	0.18
								1,250	606	0.18
Building Products
PFB Holdco, Inc. (d/b/a PFB Corporation)(4)(13)	Class A Units	N/A	N/A	N/A	12/17/21	N/A	1	423	603	0.18
								423	603	0.18
Data Processing & Outsourced Services
Escalon Services Inc.(4)	Warrants	N/A	N/A	N/A	12/04/20	N/A	709	476	2,368	0.69
								476	2,368	0.69
Diversified Support Services
Quest Events, LLC(4)	Preferred Units	N/A	N/A	N/A	12/28/18	12/08/25	331	331	60	0.02
ImageOne Industries, LLC(4)	Common A Units	N/A	N/A	N/A	09/20/19	N/A	227	2	84	0.02
								333	144	0.04
Education Services
Eddy Acquisitions, LLC (d/b/a EducationDynamics, LLC)(4)	Preferred Units	N/A	12.00%	12.00%	09/15/21	N/A	167	167	118	0.03
								167	118	0.03
Environmental & Facilities Services
BPII-JL Group Holdings LP (d/b/a Juniper Landscaping Holdings LLC)(4)	Class A Units	N/A	N/A	N/A	12/29/21	N/A	83	825	661	0.19
								825	661	0.19

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

September 30, 2022

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Industrial Machinery
BL Products Parent, LP (d/b/a Bishop Lifting Products, Inc.)(4)	Class A Units	N/A	N/A	N/A	02/01/22	N/A	667	$667	$668	0.19%
								667	668	0.19
Interactive Media & Services
What If Media Group, LLC(4)	Common Units	N/A	N/A	N/A	07/02/21	N/A	851	851	2,327	0.68
								851	2,327	0.68
Internet & Direct Marketing Retail
BBQ Buyer, LLC (d/b/a BBQ Guys)(4)	Shares	N/A	N/A	N/A	08/28/20	N/A	1,100	1,100	1,954	0.57
Ross-Simons Topco, LP (d/b/a Ross-Simons, Inc.)(4)	Preferred Units	N/A	8.00%	8.00% PIK	12/04/20	N/A	600	514	816	0.24
								1,614	2,770	0.81
Investment Banking & Brokerage
Arcole Holding Corporation(4)(5)(6)(18)	Shares	N/A	N/A	N/A	10/01/20	N/A	—	6,944	6,295	1.84
								6,944	6,295	1.84
IT Consulting & Other Services
CX Holdco LLC (d/b/a Cennox Inc.)(4)	Common Units	N/A	N/A	N/A	05/04/21	N/A	972	972	1,457	0.42
Keras Holdings, LLC (d/b/a KSM Consulting, LLC)(4)	Shares	N/A	N/A	N/A	12/31/20	N/A	496	496	361	0.11
								1,468	1,818	0.53
Leisure Facilities
Snap Fitness Holdings, Inc. (d/b/a Lift Brands, Inc.)(4)	Class A Common Stock	N/A	N/A	N/A	06/29/20	N/A	2	1,941	157	0.05
Snap Fitness Holdings, Inc. (d/b/a Lift Brands, Inc.)(4)	Warrants	N/A	N/A	N/A	06/29/20	06/28/28	1	793	64	0.02
								2,734	221	0.07
Leisure Products
Playmonster Group Equity, Inc. (d/b/a Playmonster Group LLC)(4)(6)(8)(21)	Preferred Stock	N/A	14.00%	14.00% PIK	01/24/22	N/A	36	3,600	2,099	0.62
Playmonster Group Equity, Inc. (d/b/a Playmonster Group LLC)(4)(6)(21)	Common Stock	N/A	N/A	N/A	01/24/22	N/A	72	460	—	—
								4,060	2,099	0.62
Other Diversified Financial Services
SFS Global Holding Company (d/b/a Sigue Corporation)(4)	Warrants	N/A	N/A	N/A	06/28/18	12/28/25	—	—	—	—
Sigue Corporation(4)	Warrants	N/A	N/A	N/A	06/28/18	12/28/25	22	2,890	3,823	1.11
								2,890	3,823	1.11
Paper Packaging
Max Solutions Inc.(4)	Common Stock	N/A	N/A	N/A	09/29/22	N/A	4	400	400	0.12
								400	400	0.12
Specialized Consumer Services
Camp Facility Services Parent, LLC (d/b/a Camp Construction Services, Inc.)(4)	Preferred Units	N/A	10.00%	10.00% PIK	11/16/21	N/A	15	840	853	0.26
								840	853	0.26
Specialized Finance
WHF STRS Ohio Senior Loan Fund(4)(5)(14)	LLC Interests	N/A	N/A	N/A	07/19/19	N/A	20,000	20,000	22,066	6.43
								20,000	22,066	6.43

Total Equity Investments								$46,193	$48,059	14.03%

Total Investments								$773,406	$764,554	222.86%

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

September 30, 2022

(in thousands)

Counterparty	Currency to be sold			Currency to be purchased		Settlement date	Unrealized appreciation	Unrealized depreciation
Morgan Stanley	C$	199	CAD	$155	USD	10/28/22	$10	$—
Total							$10	$—

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and provide collateral for the Company’s credit facility.

(2)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”), which resets monthly, quarterly or semiannually, the Secured Overnight Financing Rate (“SOFR” or “SF”), the Canadian Dollar Offered Rate (“CDOR” or “C”), the Sterling Overnight Index Average (“SONIA” or “S”), or the U.S. Prime Rate (“Prime” or “P”).

(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.

(4)	The investment or a portion of the investment does not provide collateral for the Company’s credit facility.

(5)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represented 82.4% of total assets as of the date of the consolidated schedule of investments.

(6)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.

(7)	The investment has an unfunded commitment in addition to any amounts presented in the consolidated schedule of investments as of September 30, 2022.

(8)	Preferred equity investment is a non-income producing security.

(9)	Security is perpetual with no defined maturity date.

(10)	Except as otherwise noted, all of the Company’s portfolio company investments, which as of the date of the consolidated schedule of investments represented 222.9% of the Company’s net assets or 96.0% of the Company’s total assets, are subject to legal restrictions on sales.

(11)	The fair value of each investment was determined using significant unobservable inputs.

(12)	The investment was comprised of two contracts, which were indexed to different base rates, either L or SF and P, respectively. The Floor, Spread Above Index and Interest Rate presented represent the weighted average of both contracts.

(13)	Principal amount is non-USD denominated and is based in Canadian dollars.

(14)	Investment is a controlled affiliate investment as defined by the 1940 Act. On January 14, 2019, the Company entered into an agreement with State Teachers Retirement System of Ohio, a public pension fund established under Ohio law (“STRS Ohio”), to create WHF STRS Ohio Senior Loan Fund, LLC (“STRS JV”), a joint venture, which invests primarily in senior secured first and second lien term loans.

(15)	In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest in the amount of 2.75% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)	In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest in the amount of 3.50% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)	In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest in the amount of 3.00% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)	On October 1, 2020, as part of a restructuring agreement between the Company and Arcole Acquisition Corp, the Company’s investments in first lien secured term loans to Arcole Acquisition Corp were converted into common shares of Arcole Holding Corp.

(19)	At the option of the issuer, interest can be paid in cash or cash and PIK. The issuer may elect to pay up to 2.00% PIK.

(20)	At the option of the issuer, interest can be paid in cash or cash and PIK. The issuer may elect to pay up to 9.00% PIK.

(21)	On January 24, 2022, as part of a restructuring agreement between the Company and PlayMonster LLC, the Company’s first lien secured term loan and delayed draw loan investments to PlayMonster LLC were converted into a new first lien secured term loan, preferred stock and common stock of Playmonster Group LLC.

(22)	Ownership of certain equity investments may occur through a holding company or partnership.

(23)	Investment is structured as a unitranche loan in which the Company may receive additional interest on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(24)	Principal amount is non-USD denominated and is based in British pounds.

(25)	Principal amount is non-USD denominated and is based in British pounds. At the option of the borrower, amounts borrowed under the delayed draw term loan commitment can be US dollars, Canadian dollars or British pounds.

Contacts

Stuart Aronson
WhiteHorse Finance, Inc.
212-506-0500
saronson@higwhitehorse.com

or

Joyson Thomas
WhiteHorse Finance, Inc.
305-379-2322
jthomas@higwhitehorse.com

or

Robert Brinberg Rose & Company 212-257-5932 whitehorse@roseandco.com

Source: WhiteHorse Finance, Inc.